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                                                                EXHIBIT 23.2





        CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated February 28, 1997, relating to the financial statements of Rockdale National Bancshares, Inc., a development stage corporation, and to the reference to our firm under the caption "Experts" in the Prospectus.


                                                        BRICKER & MELTON, P.A.


March 28, 1997
Duluth, Georgia